                                                                    EXHIBIT 10.7

          Registration Rights Agreement, dated as of February 25, 1999 (the "Agreement"), between Thermatrix, Inc., a Delaware corporation (the "Company") and Wexford Management LLC a Connecticut limited liability company (the "Investor").
          ---------------------------------------------------------------------

          The Company and the Investor have entered into the Credit Agreement, dated as of February 25, 1999 (the "Credit Agreement"), pursuant to which, among other things, the Company is issuing to the Investor a warrant to purchase 450,000 shares of Common Stock of the company, par value, $.001 per share, of the Company (the "Warrant").

          The execution and delivery of this Agreement by the Company is a condition precedent to the obligations of the Investor under the Credit Agreement.

          In consideration of the foregoing, the covenants and obligations set forth below, the parties agree as follows:

          1.   Incidental Registration.
               -----------------------

          (a)  Right to Include Registrable Securities.  If at any time and from
               ---------------------------------------
time to time the Company proposes to register any shares of its capital stock under the Securities Act of 1933, as amended (the "Securities Act"), whether or not for sale for its own account, on a form and in the manner that would permit registration of Registrable Securities for the sale to the public under the Securities Act, the Company will give written notice to all Holders of its intention to do so. Upon the written request of a Holder given within 20 days after the giving of any such notice by the Company, the Company will use its best efforts to cause to be included in such Registration Statement all of the Registrable Securities so requested for inclusion by Holders. If the Registration Statement is to cover, in whole or in part, any underwritten distribution, the Company shall use its best efforts to cause the Registrable Securities requested for inclusion pursuant to this Section to be included in the underwriting on the same terms and conditions (including any lock-up) as the shares otherwise being sold through the underwriters. In such event, the Investor's right to registration pursuant to this Agreement shall be conditioned upon Investor's participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. If the Investor elects to participate in such underwriting, the Investor shall (together with the Company) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company.

          (b)  Priority in Incidental Registrations.  If, in the good faith
               ------------------------------------
judgment of the managing underwriter of any underwritten offering, the inclusion of all of the Registrable Securities requested for inclusion pursuant to this
Section 1 would adversely affect the successful marketing of the proposed offering, then the number of shares of capital stock and Registrable Securities, if any, to be included in such registration shall be reduced, such reduction shall be applied, first, by excluding shares of the capital stock of the Company proposed to be sold by shareholders of the Company other than the Holders, and second, by excluding shares of

Registrable Securities proposed to be sold by the Holders, provided however, that so long as the proceeds of the offering are not being used to retire the Company's Obligations under the Credit Agreement, the Registrable Securities proposed to be sold by the Company shall be excluded to the extent necessary so that the Registrable Securities to be included by the Holders in such registration and underwriting are not less than 20% of the total number securities included therein. The Company shall so advise all Holders distributing their securities through such registration and underwriting of such limitation, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing of the registration statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder the nearest 100 shares. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 1 without incurring any liability to Holders of Registrable Securities.

          2.   Registration Procedures.  If and whenever the Company is required
               -----------------------
by the provisions of Section 1 to effect the registration of Registrable Securities under the Securities Act, the Company will, at its expense, as expeditiously as possible:

               (i) prepare and file with the Commission a Registration Statement with respect to the Registrable Securities and any other shares of its capital stock and such amendments and supplements thereto and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period not in excess of 120 days and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement; provided that before filing a Registration Statement or prospectus,
           --------
or any amendments or supplements thereto, the Company will furnish, at the Company's expense, to one counsel selected by the Holders holding a majority of the Registrable Securities covered by such Registration Statement to represent all Holders of Registrable Securities covered by such Registration Statement (the "Special Counsel"), copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

               (ii) furnish to each seller of such Registrable Securities such number of copies of any Registration Statement referred to in clause (i) of this Section 2 and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such Registration Statement (including each preliminary prospectus and summary prospectus), and any other prospectus filed under Rule 424 under the Securities Act in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request;

               (iii) use its best efforts to register or qualify such Registrable Securities covered by any Registration Statement referred to in clause (i) of this Section 2 under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation or file a consent to service of process in any jurisdiction where, but for the requirements of this clause (iii), it would not be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

               (iv) use its best efforts to cause such Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

               (v) notify each seller of any such Registrable Securities covered by a Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the sellers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (vi) use its best efforts to list such Registrable Securities on any securities exchange or automated quotation system on which securities of the same class are then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange or system, and to provide a transfer agent and registrar for such Registrable Securities covered by a Registration Statement; and

               (vii) make available for inspection by the Special Counsel, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by the Special Counsel, underwriter, attorney, accountant or agent in connection with such Registration Statement.

          3.   Expenses.  With respect to each registration effected pursuant to
               --------
Section 1, all Registration Expenses (defined below) in connection with such registration and the public offering in connection therewith shall be borne by the Company; provided that security holders participating in any such
             --------
registration shall bear their pro rata share of the underwriting discounts and selling commissions (on the basis of the number of Registrable Securities of each such person included in such registration). "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all registration and filing fees of the Commission, or the National Association of Securities

Dealers, Inc., (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all expenses and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or automated quotation system pursuant to Section 3(vii),
(v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of the Special Counsel,
(vii) any expenses and disbursements of underwriters customarily paid by the issuers or sellers of securities, including fees and disbursements of counsel for the underwriters, but excluding underwriting discounts and commissions,
(viii) liability insurance if the Company so desires or if the underwriters so require, and (ix) the reasonable fees and expenses of any special experts retained by the Company in connection with the requested registration.

          4.   Indemnification and Contribution.
               --------------------------------

          (a)  Indemnification by the Company.  In the event of a registration
               ------------------------------
of any Registrable Securities pursuant to Section 1, the Company will indemnify and hold harmless each Holder of such Registrable Securities included in a Registration Statement pursuant to the provisions of this Agreement and any underwriter (as defined in the Securities Act) of such Registrable Securities, and their respective Affiliates, and each of their successors from and against, and will reimburse such Holder, underwriter and Affiliate with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder, underwriter or Affiliate may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel
(including those incurred in connection with any claim for indemnity hereunder) insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided that the Company will not be liable in any case to the
              --------
extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in strict conformity with information furnished by such Holder or such underwriter in writing specifically for use in the preparation thereof. This indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder, underwriter or Affiliate and shall survive the transfer of such securities by such Holder or such underwriter.

          (b)  Indemnification by the Holders.  Each Holder of Registrable
               ------------------------------
Securities, severally and not jointly, which Registrable Securities are included in a registration pursuant to the provisions of this Agreement, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the

Company who signs the Registration Statement including such Registrable Securities, each director of the Company, each underwriter and any person who controls the underwriter and their respective Affiliates and each of their successors from and against, and will reimburse the Company and such officer, director, underwriter or controlling person and their respective Affiliates with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs or expenses to which the Company or such officer, director, underwriter or controlling person and their respective Affiliates may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel (including those incurred in connection with any claim for indemnity hereunder) insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading; provided that such Holder will be liable in any such case to the
            --------
extent, but only to the extent, that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or omission made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof. The liability of each Holder under this Section shall be limited to the proportion of any such claim, action, demand, loss, damage, liability, cost or expense which is equal to the proportion that the public offering price of the Registrable Securities sold by such Holder under such registration statement bears to the total offering price of all securities sold thereunder, but not, in any event, to exceed the proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement. This indemnity shall survive the transfer of such securities by such Holder and the underwriter.

          (c)  Notices of Claims, etc.  Promptly after receipt by a party to be
               ----------------------
indemnified pursuant to the provisions of Section 4(a) or 4(b) (an "indemnified party") of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Section 4(a) or 4(b), notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section and shall not relieve the indemnifying party from liability under this Section unless, and to the extent, such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after the notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of this Section 4(a) and 4(b) for any legal expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that, if the defendants in any
                                        --------
such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it that are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability and equitable claims in respect to such claim or litigation.

          (d)  Contribution.  In order to provide for just and equitable
               ------------
contribution to joint liability under the Securities Act in any case in which either (i) any Holder exercising rights under this Agreement or any underwriter makes a claim for indemnification pursuant to this Section but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such Holder or underwriter, as the case may be, in circumstances for which indemnification is provided under this Section 4, then, and in each such case, the Company on the one hand and such Holder or underwriter, as the case may be, on the other, will contribute to the aggregate claims, actions, demands, losses, damages, liabilities, costs or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder of Registrable Securities or the underwriter, as the case may be, on the other, in connection with the statements or omissions that resulted in such claims, actions, demands, losses, damages, liabilities, costs or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder of Registrable Securities or the underwriter, as the case may be, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the Holder of Registrable Securities or the underwriter, as the case may be, on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that, in any such case,
                                               --------
(A) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation and (B) no such Holder or underwriter will be required to contribute any amount in excess of the proceeds received by such Holder or underwriter, as the case may be, from the sales of Registrable Securities covered by the Registration Statement.

          (e)  Other Indemnification.  Notwithstanding the foregoing, to the
               ---------------------
extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          5.   Reporting Requirements Under Securities Exchange Act of 1934.
               ------------------------------------------------------------

          (a)  Exchange Act Reporting.  The Company shall keep effective its
               ----------------------
registration under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), and shall timely file such information, documents and reports as the Commission may require or prescribe under the Exchange Act. The Company shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act.

          (b)  Rule 144.  The Company acknowledges and agrees that the purposes
               --------
of the requirements contained in this Section 5 are to enable any such Holder to comply with the current public information requirement contained in paragraph
(c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar or successor exemptive provision). In addition, the Company shall take such other measures and file such other information, documents and reports as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect). The Company agrees to use its best efforts to facilitate and expedite transfers of Registrable Securities pursuant to Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect), which efforts shall include timely instructions to its transfer agent to expedite such transfers of Registrable Securities.

          6.   Shareholder Information.  It shall be a condition precedent to
               -----------------------
the obligations of the Company to take any action pursuant to Section 2 hereof with respect to the Registrable Securities of the Investor that the Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Investor's Registrable Securities.

          7.   Standoff Agreement.  The Holders agree in connection with a
               ------------------
public offering of the Company's securities in which such Holder is participating, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided that such restrictions are also imposed on each other Selling Shareholder in such public offering, including any officers and directors of the Company.

          8.   Specific Enforcement.  All of the parties acknowledge that the
               --------------------
parties will be irreparably damaged in the event that this Agreement is not specifically enforced. Upon a breach or threatened breach of the terms, covenants or conditions of this Agreement by any of the parties hereto, the other parties shall, in addition to all other remedies, be entitled to a temporary or permanent injunction, without showing any actual damage, or a decree for specific performance, in accordance with the provisions of this Agreement.

          9.   Descriptive Headings; Definitions; Certain Interpretations.
               ----------------------------------------------------------

          (a) Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

          (b) As used in this Agreement, the following terms shall have the following respective meanings:

          "Affiliate" shall mean (a) any person or entity directly or indirectly
           ---------
controlling, controlled by or under common control with another person or entity; (b) any person or entity owning or controlling 10% or more of the outstanding voting securities of such other person or entity; (c) any partner, officer, director, employee or shareholder of such entity or any parent, spouse, child, brother, sister or other relative with a relationship (by blood, marriage or adoption) not more remote than first cousin of any of the foregoing; or (d) any liquidating trust, trustee or other similar person or entity for any such person or entity.

          "Competitor of the Company" shall mean a company engaged in the
           -------------------------
design, development, manufacture and/or sale of (i) equipment or systems used to control or destroy air emissions including, but not limited to, particulate matter ("PM"), oxides of nitrogen ("NOx"), and volatile organic compounds and hazardous air pollutants (collectively "VOCs"); (ii) gas flow diverters, dampers and expansion joints used to control the flow of air and gases in power generation and industrial facilities; or (iii) equipment or systems used to control emissions from stationary and/or mobile diesel engines, and, in each case, (iv) that generates revenues of at least $3 million per annum from such business or businesses.

          "Holder" shall mean (a) the Investor and (b) any other person holding
           ------
at least 45,000 Registrable Securities (such number to be equitably adjusted to give effect to any reclassification, share combination, share subdivision, share dividend, share exchange or similar transaction or event) to which the rights of registration under this Agreement have been transferred or assigned by the Investor or its transferees.

          "Registrable Securities" shall mean (a) shares of Common Stock and (b)
           ----------------------
any securities issued in respect of any such shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization in each case issuable upon exercise of the Warrant; provided that, such securities shall cease to be Registrable
             --------
Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

          (c) Except as otherwise expressly provided in this Agreement, the following rules of interpretation apply to this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) "or" or "any" are not exclusive and "include" and "including" are not limiting; (iii) a reference to any agreement or other contract includes permitted supplements and amendments; (iv) a reference to a law includes any amendment or modification to such law and any rules or regulations issued thereunder; (v) a reference to a person includes its successors and assigns; and (vi) a reference in this Agreement to a Section is to the Section of this Agreement.

          10.  Notices.  All notices, requests and other communications to any
               -------
party hereunder shall be in writing and sufficient if delivered personally or sent by telecopy (with confirmation of receipt) or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:


          If to the Company:


               Thermatrix Inc.
               308 N. Peters Road, Suite 100
               Knoxville, Tennessee  37922
               Attention:  Edward E. Greene
               Telephone:  (423) 539-9603
               Facsimile:  (423) 670-4091

               With a copy to

               Wilson Sonsini Goodrich & Rosati,
               650 Page Mill Road
               Palo Alto, CA 94304
               Attention: Michael J. Danaher, Esq.
               Telephone: (650) 493-9300
               Facsimile: (650) 493-6811


If to the investor:

               Wexford Management LLC, as Agent
               411 West Putnam Avenue
               Greenwich, Connecticut 06830
               Attention: Arthur H. Amron
               Telephone: (203) 862-7000
               Telecopier: (203) 862-7312

               With a copy to:

               Howard, Smith & Levin
               1330 Avenue of the Americas
               New York, New York  10019
               Attention:  Michael B. Hopkins, Esq.
               Telephone:  (212) 841-1000
               Facsimile:  (212) 841-1010
or to such other address or telecopy number as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Each such notice, request or communication shall be effective when received or, if given by mail, when delivered at the address specified in this Section or on the fifth business day following the date on which such communication is posted, whichever occurs first.

          11.  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          12.  Benefits of Agreement.  All of the terms and provisions of this
               ---------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is for the sole benefit of the parties hereto and not for the benefit of any third party.

          13.  Enforceability.  It is the desire and intent of the parties
               --------------
hereto that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such deletion to apply only with respect to the operation of such provision in the particular jurisdiction in which such adjudication is made.

          14.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
               -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISIONS).

          15.  CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.  EACH OF THE
               ---------------------------------------------
COMPANY AND THE HOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF ANY FEDERAL AND STATE COURT IN NEW YORK SITTING IN NEW YORK CITY AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE LITIGATED EXCLUSIVELY IN SUCH COURTS. EACH OF THE COMPANY AND THE HOLDER AGREES NOT TO COMMENCE ANY LEGAL PROCEEDING RELATED HERETO OR THERETO EXCEPT IN SUCH COURT. EACH OF THE COMPANY AND THE HOLDER IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING IN ANY SUCH COURT AND HEREBY FURTHER IRREVOCABLY AND UNCONDITIONALLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE HOLDER AND THE COMPANY IRREVOCABLY WAIVES ANY AND

ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

          16.  Waivers; Amendments.  No waiver of any right hereunder by any
               -------------------
party shall operate as a waiver of any other right, or of the same right with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies provided by law. This Agreement may not be amended except by a writing executed by the Company and by Holders holding at least 51% of the Registrable Securities; provided that the provisions of this Section 16 may not be amended
            --------
unless such amendment is executed by each Holder.

          17.  Successors and Assigns.  This Agreement shall be binding upon and
               ----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns. The Investor's rights are assignable to any assignee or transferee holding at least 45,000 Registrable Securities (such number to be equitably adjusted to give effect to any reclassification, share combination, share subdivision, share dividend, share exchange or similar transaction or event); provided, however that such assignee or transferee agrees in writing to be bound by the terms of this Agreement, and provided further that such rights are not assignable to a Competitor of the Company. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein.

          18.  Termination.  This Agreement shall terminate upon the earliest to
               -----------
occur of the following events:

          (a) termination by mutual written agreement of the Investor and the Company;

          (b) all Registrable Securities have been sold to or through a broker or dealer or underwriter in a public distribution or public securities transaction; or

          (c)  the sixth anniversary of the date hereof.

          19.  Entire Agreement.  This Agreement contains the entire agreement
               ----------------
among the parties with respect to the transactions contemplated by this Agreement and supersedes all prior agreements or understandings among the parties relating to the subject matter hereof.

          In Witness Whereof, the parties have executed this Agreement as of the date first above written.



                              THERMATRIX INC.


                              By: /s/ Daniel S. Tedone
                                 ----------------------------------
                              Name:  Daniel S. Tedone
                              Title: Executive Vice President and
                                     Chief Financial Officer


                              WEXFORD MANAGEMENT LLC


                              By: /s/ Arthur Amron
                                 ----------------------------------
                                 Name: Arthur Amron
                                 Title Senior Vice President and
                                       General Counsel